Exhibit 99.1

Investor Relations Contact:	Media Contact:
Jennifer Gianola	Mei Li
NetSuite Inc.	NetSuite Inc.
650.627.1131	650.627.1063
jgianola@netsuite.com	meili@netsuite.com

NETSUITE ANNOUNCES SECOND QUARTER 2016 FINANCIAL RESULTS

•	Q2 Revenue of $230.8 Million, a 30% Year-over-Year Increase
•	Q2 Operating Cash Flows of $36.7 Million, a 53% Year-over-Year Increase

SAN MATEO, Calif. - July 28, 2016-NetSuite Inc. (NYSE: N), the industry's leading provider of cloud-based financials / ERP and omnichannel commerce software suites, today announced results for its second quarter ended June 30, 2016.

Total revenue for the second quarter of 2016 was $230.8 million, representing a 30% increase over the same period in the prior year.

Cash flows from operations were $36.7 million in the second quarter of 2016, a 53% increase over the same period in the prior year.

On a GAAP basis, net loss for the second quarter of 2016 was $37.7 million, or $(0.47) per share, as compared to a net loss of $32.3 million, or $(0.41) per share, in the second quarter of 2015.

Non-GAAP net income for the second quarter of 2016 was $6.6 million, or $0.08 per share, as compared to a non-GAAP net income of $1.7 million or $0.02 per share, in the second quarter of 2015.

Conference Call Details
As a result of the earlier announcement that Oracle plans to purchase NetSuite, the conference call previously scheduled for today to discuss NetSuite’s financial results has been canceled.

About NetSuite
NetSuite Inc. is the industry’s leading provider of cloud-based financials / Enterprise Resource Planning (ERP) and omnichannel commerce software suites. In addition to financials/ERP and omnichannel commerce software suites, NetSuite offers a broad suite of applications, including financial management, ecommerce and retail management, commerce marketing automation and Professional Services Automation (PSA) that enable companies to manage most of their core business operations in its single integrated suite. NetSuite software allows businesses to automate operations, streamline processes and access real-time business information anytime, anywhere. For more information about NetSuite, please visit www.netsuite.com.

Cautionary Note Regarding Forward-Looking Statements
This press release and NetSuite's scheduled conference call contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for NetSuite, including, but not limited to, our expectations regarding our products, market demand, future earnings, revenue and market share growth. These forward-looking statements are based upon the current expectations and beliefs of NetSuite's management as of the date of this press release and conference call, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release and during the conference call are based on information available to us as of the date thereof, and NetSuite disclaims any obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for on-demand services may develop more slowly than expected or than it has in the past; adverse and unpredictable macro-economic conditions or reduced investments in on-demand applications and information technology spending; quarterly operating results may fluctuate more than expected; unexpected disruptions of service at one or more of our data centers may occur; a security breach may impact operations; risks associated with material defects or errors in our software or the effect of undetected computer viruses could impact operations; the risk of technological developments and innovations by others; our ability to successfully identify other businesses and technologies for acquisition that will complement our business and the ability to successfully acquire and integrate those businesses and technologies; the risk of loss of power or disruption in Internet service; failure to manage growth and effectively scale the organization; failure to protect and enforce our intellectual property rights; assertions by third parties that we infringe their intellectual property rights; the ability to manage operations when faced with competitive pricing and marketing strategies by competitors or changing macro-economic conditions; the risk of losing key employees; evolving government regulation of the Internet, data privacy and ecommerce; changes to current accounting rules; changes in foreign exchange rates; and general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties.

Customers who purchase our services should make sure the decisions are based on features that are currently available. Please be advised that any unreleased services or features from NetSuite referenced in today's discussion or other public statements are not currently available and may not be delivered on time or at all.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange Commission ("SEC"), including but not limited to our Annual Report on Form 10-K filed on February 24, 2016 and any subsequently filed reports on Forms 10-K, 10-Q and 8-K. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system ("EDGAR") at www.sec.gov or NetSuite's website at www.netsuite.com.

Non-GAAP Financial Measures
Our stated results include certain non-GAAP financial measures, including non-GAAP operating income, net income, weighted average shares outstanding, and net income per share. Non-GAAP operating income excludes expenses related to stock-based compensation expense, amortization of intangible assets, and transaction costs for business combinations. Non-GAAP net income excludes expenses related to stock-based compensation expense, amortization of intangible assets, transaction costs for business combinations, non-cash interest expense on convertible debt and income tax benefit associated with business combination. Non-GAAP operating income and non-GAAP net income exclude these expenses as they are often excluded by other companies to help investors understand the operational performance of their business, and in the case of stock-based compensation, can be difficult to predict. We believe these adjustments provide useful comparative information to investors.

We consider these non-GAAP financial measures to be important because they provide useful measures of our operating performance and are used by our management for that purpose. In addition, investors often use measures such as these to evaluate the operating performance of a company. Non-GAAP results are presented for supplemental informational purposes only for understanding our operating results. The non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

A copy of this press release can be found on our Investor Relations website at www.netsuite.com/investors. The contents of the website are not incorporated by reference into this press release.

NOTE: NetSuite and the NetSuite logo are registered service marks of NetSuite Inc.

NetSuite Announces Second Quarter 2016 Results

NetSuite Inc.
Condensed Consolidated Balance Sheets
(dollars in thousands)
(unaudited)

	June 30, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$317,510	$289,966
Short-term marketable securities	90,185	74,748
Accounts receivable, net of allowances of $3,216 and $1,988 as of June 30, 2016 and December 31, 2015, respectively	177,088	176,720
Deferred commissions	68,974	69,579
Other current assets	47,325	44,087
Total current assets	701,082	655,100
Marketable securities, non-current	2,972	13,875
Property and equipment, net	95,563	89,643
Deferred commissions, non-current	17,553	15,287
Goodwill	305,705	291,956
Other intangible assets, net	55,158	60,980
Other assets	11,010	10,756
Total assets	$1,189,043	$1,137,597
Liabilities and total equity
Current liabilities:
Accounts payable	$9,976	$3,545
Deferred revenue	436,677	404,986
Accrued compensation	54,868	55,586
Accrued expenses	34,106	37,901
Other current liabilities	16,295	17,032
Total current liabilities	551,922	519,050
Long-term liabilities:
Convertible 0.25% senior notes, net	281,540	274,576
Deferred revenue, non-current	26,813	22,743
Other long-term liabilities	14,783	15,027
Total long-term liabilities	323,136	312,346
Total liabilities	875,058	831,396
Total equity:
Common stock	809	798
Additional paid-in capital	1,068,920	992,362
Accumulated other comprehensive loss	(14,306)	(13,009)
Accumulated deficit	(741,438)	(673,950)
Total equity	313,985	306,201
Total liabilities and total equity	$1,189,043	$1,137,597

NetSuite Announces Second Quarter 2016 Results

NetSuite Inc.
Condensed Consolidated Statements of Operations
(dollars and shares in thousands, except per share amounts)
(unaudited)

	Three months ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Revenue:
Subscription and support	$180,194	$173,334	$164,536	$154,661	$140,922
Professional services and other	50,577	43,244	41,693	38,162	36,358
Total revenue	230,771	216,578	206,229	192,823	177,280
Cost of revenue:
Subscription and support (1)	32,018	29,791	27,594	25,983	22,454
Professional services and other (1)	52,087	42,061	40,236	40,113	36,687
Total cost of revenue	84,105	71,852	67,830	66,096	59,141
Gross profit	146,666	144,726	138,399	126,727	118,139
Operating expenses:
Product development (1)	39,597	37,852	37,176	36,112	32,537
Sales and marketing (1)	117,314	109,691	107,539	102,145	95,803
General and administrative (1)	23,219	22,294	21,202	21,824	25,642
Total operating expenses	180,130	169,837	165,917	160,081	153,982
Operating loss	(33,464)	(25,111)	(27,518)	(33,354)	(35,843)
Other income / (expenses) and income taxes, net (1)	(4,279)	(4,634)	(4,885)	(3,986)	3,556
Net loss	(37,743)	(29,745)	(32,403)	(37,340)	(32,287)
Net loss per share	$(0.47)	$(0.37)	$(0.41)	$(0.47)	$(0.41)
Weighted average number of shares used in computing net loss per common share	80,641	80,086	79,615	79,186	77,975

(1)
Includes stock-based compensation expense, amortization of intangible assets, transaction costs for business combinations, non-cash interest expense on convertible debt and income tax benefit associated with business combination as follows:

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Cost of revenue:
Subscription and support	$3,973	$3,772	$3,603	$3,438	$2,646
Professional services and other	4,802	2,647	2,750	4,296	2,826
Operating expenses:
Product development	9,852	9,485	8,488	8,094	8,421
Sales and marketing	13,754	11,495	12,307	12,940	11,196
General and administrative	8,500	7,885	6,142	8,270	13,524
Other income / (expenses) and income taxes, net	(3,509)	(3,455)	(3,452)	(2,932)	4,613
Total	$44,390	$38,739	$36,742	$39,970	$34,000

NetSuite Announces Second Quarter 2016 Results

NetSuite Inc.
Reconciliation of GAAP Results to Non-GAAP Results
(dollars and shares in thousands, except per share amounts)
(unaudited)

	Three months ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Reconciliation between GAAP operating loss and non-GAAP operating income:
Operating loss	$(33,464)	$(25,111)	$(27,518)	$(33,354)	$(35,843)
Reversal of non-GAAP expenses:
Stock-based compensation and amortization of capitalized stock-based compensation (a)	35,051	29,655	27,724	28,686	28,489
Amortization of intangible assets and business combination costs (b)	5,830	5,629	5,566	8,352	10,124
Non-GAAP operating income	$7,417	$10,173	$5,772	$3,684	$2,770
Numerator:
Reconciliation between GAAP net loss and non-GAAP net income:
Net loss	$(37,743)	$(29,745)	$(32,403)	$(37,340)	$(32,287)
Stock-based compensation and amortization of capitalized stock-based compensation (a)	35,051	29,655	27,724	28,686	28,489
Amortization of intangible assets and business combination costs (b)	5,830	5,629	5,566	8,352	10,124
Non-cash interest expense on convertible debt (c)	3,509	3,455	3,452	3,447	3,346
Income tax benefit associated with business combination (d)	—	—	—	(515)	(7,959)
Non-GAAP net income	$6,647	$8,994	$4,339	$2,630	$1,713
Denominator:
Reconciliation between GAAP and non-GAAP weighted average shares used in computing basic and diluted net income / (loss) per common share:
Weighted average number of shares used in computing net loss per common share	80,641	80,086	79,615	79,186	77,975
Effect of dilutive securities (stock options, restricted stock awards and ESPP) (e)	973	737	1,042	1,188	1,296
Non-GAAP weighted average shares used in computing non-GAAP net income per common share	81,614	80,823	80,657	80,374	79,271
GAAP net loss per share	$(0.47)	$(0.37)	$(0.41)	$(0.47)	$(0.41)
Non-GAAP net income per share	$0.08	$0.11	$0.05	$0.03	$0.02

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements presented on a GAAP basis, NetSuite uses non-GAAP measures of operating income, net income, weighted average shares outstanding and net income per share, which are adjusted to exclude stock-based compensation expense, amortization of acquisition-related intangible assets, transaction costs for business combinations, non-cash interest expense on convertible debt and income tax benefits associated with business

NetSuite Announces Second Quarter 2016 Results

combinations and includes dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future.

These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of NetSuite’s underlying operating results and trends and our marketplace performance.

The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for operating loss, net loss or basic and diluted net loss per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

While a large component of our expense in certain periods, we believe investors may want to exclude the effects of these items in order to compare our financial performance with that of other companies and between time periods:

(a)
Stock-based compensation is a non-cash expense accounted for in accordance with FASB ASC Topic 718. We believe that the exclusion of stock-based compensation expense allows for financial results that are more indicative of our operational performance and provide for a useful comparison of our operating results to prior periods and to our peer companies because stock-based compensation expense varies from period to period and company to company due to such things as differing valuation methodologies and changes in stock price. Additionally, we capitalize equity based compensation costs in connection with our capitalization of internally developed software costs. These equity based compensation costs are included in cost of revenue when the internally developed software costs are amortized. As such, we included these costs in the stock-based compensation line item to determine both non-GAAP operating income and non-GAAP net income.

(b)
Amortization of intangible assets and transaction costs related to business combinations resulted principally from mergers and acquisitions. Expense for the amortization of intangible assets is a non-cash item, and we believe the exclusion of this amortization expense provides for a useful comparison of our operating results to prior periods and to our peer companies. Business combinations result in non-continuing operating expenses which would not otherwise have been incurred by us in the normal course of our business operations. We believe the exclusion of acquisition related expense items allows for financial results that are more indicative of our continuing operations and provide for a useful comparison of our operating results to prior periods and to our peer companies.

(c)
During the second quarter of 2013, we issued $310.0 million in senior convertible debt with a coupon interest rate of 0.25%. Interest is paid semiannually on June 1 and December 1 over the five year term of the debt. In connection with this convertible debt, we are required to recognize non-cash interest expense, including debt transaction costs, in accordance with the authoritative accounting guidance for convertible debt that may be settled in cash. We exclude this incremental non-cash interest expense, including debt transaction costs, for purposes of calculating non-GAAP net income and non-GAAP net income per share. We believe that excluding these expenses from our non-GAAP measures is useful to investors because the incremental interest expense does not represent a cash outflow for the company and the debt transactions cost do not represent a cash outflow for the company except in the period the debt was issued and therefore both are not indicative of our continuing operations or meaningful in evaluating current versus past business results. Finally, we believe that non-GAAP measures of profitability that exclude non-cash interest expense and debt transaction costs are widely used by analysts and investors.

(d)
In connection with our business acquisitions in the second and third quarters of 2015, we recorded an income tax benefit that reduced our income tax provision in each of the respective quarters. These income tax benefits are non-cash items that would not otherwise have been incurred in the normal course of our business operations. We believe that the exclusion of acquisition related items allows for financial results that are more indicative of our continuing operations and provide for a useful comparison of our operating results to prior periods and to our peer companies.

(e)
These securities are anti-dilutive on a GAAP basis as a result of the Company's net loss, but are considered dilutive on a non-GAAP basis in periods where the Company has reported positive non-GAAP earnings.

NetSuite Announces Second Quarter 2016 Results

NetSuite Inc.
Condensed Consolidated Statements of Cash Flows
(dollars in thousands)
(unaudited)

	Six Months Ended June 30,
	2016	2015
Cash flows from operating activities:
Net loss	$(67,488)	$(55,000)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	19,224	13,420
Amortization of other intangible assets	9,658	6,817
Amortization of debt discount and transaction costs	6,964	6,641
Provision for accounts receivable allowances	1,347	496
Stock-based compensation	64,066	53,288
Amortization of deferred commissions	58,635	46,164
Excess tax benefit on stock-based compensation	(79)	(223)
Changes in operating assets and liabilities, net of acquired assets and liabilities:
Accounts receivable	(1,332)	4,557
Deferred commissions	(60,314)	(48,072)
Other current assets	(2,310)	1,488
Other assets	(87)	(8,216)
Accounts payable	5,489	318
Accrued compensation	(908)	(3,682)
Deferred revenue	35,165	29,435
Other current liabilities	(1,384)	4,251
Other long-term liabilities	1,321	192
Net cash provided by operating activities	67,967	51,874
Cash flows from investing activities:
Purchases of property and equipment	(24,137)	(23,239)
Capitalized internal use software	(1,834)	(1,633)
Cash paid in business combinations, net of amounts received	(18,247)	(95,565)
Purchases of marketable securities	(79,527)	(65,674)
Maturities of marketable securities	62,235	70,263
Sales of marketable securities	12,693	104
Net cash used in investing activities	(48,817)	(115,744)
Cash flows from financing activities:
Payments under capital leases	(28)	(112)
Payments under capital leases and long-term debt - related party	(1,434)	(1,371)
Payments related to business combinations	(44)	(1,335)
RSUs acquired to settle employee withholding liability	(105)	(6,926)
Excess tax benefit on stock-based compensation	79	223
Proceeds from issuance of common stock	11,931	4,512
Net cash provided by / (used in) financing activities	10,399	(5,009)
Effect of exchange rate changes on cash and cash equivalents	(2,005)	(273)
Net change in cash and cash equivalents	27,544	(69,152)
Cash and cash equivalents at beginning of period	289,966	367,769
Cash and cash equivalents at end of period	$317,510	$298,617